TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE VARIABLE SERIES TRUST
(Each a “Trust” and collectively, the “Trusts”)
Supplement dated August 19, 2025, to the Statement of Additional Information (“SAI”) of each Trust as may be amended or supplemented from time to time
The information in this Supplement contains new and additional information beyond that in the Trusts’ SAIs and should be read in conjunction with the aforementioned.
Effective August 19, 2025, JPMorgan Chase Bank, N.A. has replaced Brown Brothers Harriman & Co. as the securities lending agent and custodian for each Trust. Accordingly, all references to Brown Brothers Harriman & Co. and BBH in the section of each Trust’s SAI entitled, “Permitted Investments and Risk Factors”, under the sub-heading “Securities Lending”, are deleted in their entirety and replaced with JPMorgan Chase Bank, N.A. and J.P. Morgan respectively.
The section entitled “Custodian” of each Trust’s SAI is deleted in its entirety and replaced with:
JPMorgan Chase Bank, N.A. (“J.P. Morgan”), 383 Madison Avenue, New York, NY, 10017 is the Trust’s custodian. J.P. Morgan acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.
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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
A Member of Western & Southern Financial Group
*A registered broker-dealer and member FINRA and SIPC
Please retain this Supplement for future reference.
TSF-ALL-SUP-2508